UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2019

AQUAMED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56066	26-4042544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 28, 2019, AquaMed Technologies, Inc. (the “Company”) adopted the AquaMed Technologies, Inc. 2019 Long-Term Incentive Plan (the “2019 Plan”). The 2019 Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights (“SARs”), restricted stock units, performance awards, dividend equivalent rights and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of common stock of the Company or a combination of cash and shares of common stock of the Company. The Company has reserved a total of 2,000,000 shares of the Company’s common stock for awards under the 2019 Plan, all of which may be delivered pursuant to incentive stock options. Subject to adjustments pursuant to the 2019 Plan, the maximum number of shares of common stock with respect to which stock options or SARs may be granted to an executive officer during any calendar year is 500,000 shares of common stock.

The foregoing description of the 2019 Plan does not purport to be complete and is qualified entirely by reference to the full text of the 2019 Plan, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

As administrator of the 2019 Plan, the board of directors of the Company approved the form of Nonqualified Stop Option Agreement, a copy of which is attached hereto as Exhibit 10.2, and the form of Restricted Stock Award Agreement, a copy of which is attached hereto as Exbhit10.3, for the purpose of granting awards under the 2019 Plan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	AquaMed Technologies, Inc. 2019 Long-Term Incentive Plan
10.2	Form of Nonqualified Stop Option Agreement under the AquaMed Technologies, Inc. 2019 Long-Term Incentive Plan
10.3	Form of Restricted Stock Award Agreement under the AquaMed Technologies, Inc. 2019 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 4, 2019

AQUAMED TECHNOLOGIES, INC.

		By:	/s/ David I. Johnson
David I. Johnson
Chief Executive Officer